Sale of Myalphie	8 Months Ended
Dec. 31, 2023
Sale of Myalphie [Abstract]
Sale of myAlphie

Note 14 - Sale of myAlphie

Effective May 17, 2023, the Company (the “Seller”) entered into a Second Amendment to an agreement (the “Second Amendment”) to finalize a transaction that was originally agreed to through a Membership Interest Purchase Agreement dated December 31, 2022 (the “Purchase Agreement”), with Turnit Holdings, LLC, an Ohio limited liability company (the “Buyer”, or “Turnit”). The Buyer is an indirect subsidiary of Crawford Hoying, which is owned and partially controlled by Brent Crawford, former chairman of the Company’s board of directors. CH ReAlpha Investments, LLC, and CH ReAlpha Investments II, LLC are also managed by Mr. Crawford. The Purchase Agreement was previously amended by a Letter Agreement dated March 11, 2023 (the “First Amendment”), which was entered into between the Buyer and Seller. The Purchase Agreement provided for the Buyer’s acquisition of all the issued and outstanding membership interests of myAlphie, LLC (the “Subsidiary”).

Prior to the execution of the Purchase Agreement and pursuant to the Downstream Merger, the Company held myAlphie LLC as a subsidiary, along with (a) all its technology and intellectual property, and (b) two on-demand promissory notes in the amounts of $975,000 and $4,875,000 payable to CH ReAlpha Investments, LLC, and CH ReAlpha Investments II, LLC, respectively (together, the “Promissory Notes”). Upon closing of the Purchase Agreement (a) the Seller sold all of its interests in myAlphie LLC, and (b) the Buyer assumed the Seller’s remaining liabilities and outstanding obligations under the Promissory Notes.

The net assets of myAlphie (excluding the promissory notes) prior to sale was approximately $347,000 resulting in a gain on sale of approximately $5,503,000 from the assumption of the promissory notes by the Buyer. The gain on sale is included in other income in the statement of operations for the eight months ended December 31, 2023.